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                                                                   Exhibit 10.25


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                           PURCHASE AND SALE AGREEMENT

                          DATED AS OF NOVEMBER 29, 2000

                                     BETWEEN

                          PACKAGING CREDIT COMPANY, LLC

                                       AND

                       PACKAGING RECEIVABLES COMPANY, LLC

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                                TABLE OF CONTENTS

SECTION                       HEADING                                    PAGE

ARTICLE I            AGREEMENT TO SELL......................................3

   Section 1.1.      Sales and Contributions................................3
   Section 1.2.      Timing of Purchases....................................4
   Section 1.3.      Consideration for Purchases............................5
   Section 1.4.      Sale Termination Date..................................5

ARTICLE II           CALCULATION OF PURCHASE PRICE..........................5

   Section 2.1.      Calculation of Purchase Price..........................5

ARTICLE III          PAYMENT OF PURCHASE PRICE..............................7

   Section 3.1.      Initial Purchase Price Payment.........................7
   Section 3.2.      Subsequent Purchase Price Payments.....................7
   Section 3.3.      Settlement as to Specific Receivables..................8
   Section 3.4.      Settlement as to Dilution..............................9
   Section 3.5.      Reconveyance of Receivables............................9

ARTICLE IV           CONDITIONS OF PURCHASERS...............................9

   Section 4.1.      Conditions Precedent to Initial Purchase...............9
   Section 4.2.      Certification as to Representations and
                     Warranties............................................11

ARTICLE V            REPRESENTATIONS AND WARRANTIES........................11

   Section 5.1.      Representations of Seller.............................11

ARTICLE VI           COVENANTS OF SELLER...................................14

   Section 6.1.      Affirmative Covenants.................................14
   Section 6.2.      Reporting Requirements................................15
   Section 6.3.      Negative Covenants....................................16

ARTICLE VII          ADDITIONAL RIGHTS AND OBLIGATIONS IN RESPECT OF THE
                     RECEIVABLES...........................................16

   Section 7.1.      Rights of the Servicer................................16
   Section 7.2.      Responsibilities of Seller............................16
   Section 7.3.      Further Action Evidencing Purchases...................17
   Section 7.4.      Application of Collections............................17

ARTICLE VIII         INDEMNIFICATION.......................................17

   Section 8.1.      Indemnities of Seller.................................17

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
ARTICLE IX           MISCELLANEOUS.........................................20

   Section 9.1.      Amendments, Etc.......................................20
   Section 9.2.      Notices, Etc..........................................20
   Section 9.3.      No Waiver; Cumulative Remedies........................20
   Section 9.4.      Binding Effect; Assignability.........................20
   Section 9.5.      Governing Law.........................................21
   Section 9.6.      Costs, Expenses and Taxes.............................21
   Section 9.7.      Submission to Jurisdiction............................21
   Section 9.8.      Waiver of Jury Trial..................................21
   Section 9.9.      Captions and Cross References;
                     Incorporation by Reference............................22
   Section 9.10.     Execution in Counterparts.............................22
   Section 9.11.     Acknowledgment and Agreement..........................22
   Section 9.12.     No Proceedings........................................22

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EXHIBITS
--------

EXHIBIT A    FORM OF PURCHASE REPORT
EXHIBIT B    FORM OF THE SELLER NOTE
EXHIBIT C    OFFICE LOCATIONS
EXHIBIT A-1  FORM OF LOCKBOX AGREEMENT

SCHEDULES
---------

SCHEDULE 5.1(n)     TRADE NAMES
SCHEDULE 9.2        NOTICE ADDRESS

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                           PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT (as amended, supplemented or modified from time to time, this "AGREEMENT"), dated as of November 29, 2000, is between Packaging Credit Company, LLC, a Delaware limited liability company ("SELLER"), as seller, and Packaging Receivables Company, LLC, a Delaware limited liability company (the "COMPANY"), as purchaser.

                                   DEFINITIONS

     Unless otherwise indicated, certain terms that are capitalized and used throughout this Agreement are defined in Appendix A to the Credit and Security Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, (the "CREDIT AND SECURITY AGREEMENT"), among the Company, Seller, as initial Servicer, Blue Ridge Asset Funding Corporation, as a Lender, Wachovia Bank, N.A., individually as a Lender and as the agent for the Lenders (the "AGENT"). The following terms have the respective meanings indicated below:

     AVAILABLE FUNDS: As defined in Section 3.2 hereof.

     CONTRIBUTED RECEIVABLES: As defined in Section 1.2(b) hereof.

     DEEMED COLLECTION: Amounts payable by Seller pursuant to Section 3.3 or
3.4.

     INELIGIBLE RECEIVABLE: As defined in Section 3.3 hereof.

     INITIAL CLOSING DATE: As defined in Section 1.2 hereof.

     INITIAL CONTRIBUTED RECEIVABLES: As defined in Section 1.1(b).

     INITIAL CUT-OFF DATE: The Business Day immediately preceding the Initial Closing Date.

     LOCKBOX ACCOUNTS: One or more lockbox accounts held in Lockbox Banks for receiving Collections from Receivables.

     MAXIMUM SELLER NOTE BALANCE: Means:

          (a) zero as of the date of this Agreement and shall mean zero until such time as Seller and the Company mutually agree that the meaning in clause (b) below shall apply; and

          (b) at such time as the Seller and the Company mutually agree, an amount equal to the excess of (i) the Net Pool Balance over (ii) the sum of
     (a) the outstanding principal balance of all Loans made to the Company under the Credit and Security Agreement and (b) the Triple-B Loss Reserve Amount, each as of such date.

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     PURCHASE PRICE: As defined in Section 2.1 hereof.

     PURCHASE REPORT: As defined in Section 2.1 hereof.

     RELATED RIGHTS: As defined in Section 1.1(a) hereof.

     SALE INDEMNIFIED AMOUNTS: As defined in Section 8.1 hereof.

     SALE INDEMNIFIED PARTY: As defined in Section 8.1 hereof.

     SALE TERMINATION DATE: As defined in Section 1.4 hereof.

     SELLER MATERIAL ADVERSE EFFECT: With respect to any event or circumstance:

              (i) a Credit Event shall have occurred;

             (ii) a material adverse effect on the ability of Seller to perform its obligations under this Agreement or any other Transaction Document to which Seller is a party;

            (iii) a material adverse effect on the validity or enforceability as against Seller of this Agreement or any other Transaction Document to which Seller is a party;

             (iv) a material adverse effect on the status, existence, perfection, priority or enforceability of the Company's interest in the Receivables and the Related Rights; or

              (v) a material adverse effect on the validity, enforceability or collectability of a material portion of the Receivables.

     SELLER NOTE: As defined in Section 3.2 hereof.

     TRIPLE-B LOSS RESERVE AMOUNT: As of any date means an amount equal to the product of (i) the Net Pool Balance and (ii) the Loss Reserve as of the immediately preceding Cut-Off Date (except that such Loss Reserve shall be calculated with a multiple of 1.5 rather than 2.0).

                                   BACKGROUND

     1. The Company is a limited liability company, all of the membership interests of which are wholly-owned by Seller.

     2. Seller is concurrently with the initial sale hereunder transferring certain Receivables and Related Rights to the Company as part of the capitalization of the Company.

     3. Seller wishes to sell Receivables and Related Rights to the Company, and the Company is willing, on the terms and subject to the conditions set forth herein, to purchase Receivables and Related Rights from Seller.

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     4. The Company intends to pledge its interests in the Receivables and
Related Rights as collateral for loans under the Credit and Security Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                AGREEMENT TO SELL

     SECTION 1.1. SALES AND CONTRIBUTIONS.

     (a) AGREEMENT TO SELL. On the terms and subject to the conditions set forth in this Agreement (including Article V), and in consideration of the Purchase Price, from the Initial Closing Date until the Sale Termination Date, Seller agrees to sell, assign and transfer, and does hereby sell, assign and transfer to the Company, and the Company agrees to purchase, and does hereby purchase from Seller, all of Seller's right, title and interest in and to:

           (i) each Receivable (other than Initial Contributed Receivables) of Seller that existed and was owing to Seller as of the close of Seller's business on the Initial Cut-Off Date;

          (ii) each Receivable (other than Contributed Receivables) transferred to the Seller pursuant to the Sale Agreement from the close of Seller's business on the Initial Cut-Off Date, to and including the Sale Termination Date;

         (iii) all rights to, but not the obligations under, all related Contracts and all Related Security;

          (iv) all monies due or to become due with respect to the foregoing;

           (v) all books and records related to any of the foregoing;

          (vi) all Lockbox Accounts, all amounts on deposit therein and all related agreements between Seller and the Lockbox Banks, in each case to the extent constituting or representing items described in paragraph (vii) below; and

         (vii) all Collections in respect of, and other proceeds of, Receivables or any other of the foregoing (as defined in the UCC) received on or after the Initial Cut-Off Date including, without limitation, all funds which either are received by Seller, the Company, the Originator or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, finance charges, interest and all other charges) in respect of Receivables, or are applied to such amounts owed by the Obligors (including without limitation, insurance payments, if any, that the Seller, the Originator, the Company or the Servicer (if other than Seller) applies in the ordinary course of its business to amounts owed in respect of any Receivable and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors or any

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     other party directly or indirectly liable for payment of such Receivable and available to be applied thereon).

All purchases and capital contributions hereunder shall be made without recourse, but shall be made pursuant to and in reliance upon the representations, warranties and covenants of Seller, in its capacity as seller, set forth in each Transaction Document. The proceeds and rights described in subsections (iii) through (vii) of this Section 1.1(a) are herein collectively called the "RELATED RIGHTS."

     (b) AGREEMENT TO CONTRIBUTE. In consideration of the membership interests of the Company issued to Seller, Seller agrees to contribute, and does hereby contribute to the Company, and the Company agrees to accept, and does hereby accept, from Seller, in each case, on the Initial Closing Date, all of Seller's right, title and interest in and to (i) Receivables, and the Related Rights with respect thereto, existing on the Initial Cut-Off Date, starting with the oldest such Receivables such that the aggregate Unpaid Balance of all such Receivables shall be as close as possible to, but not less than, $67,000,000 (the "INITIAL CONTRIBUTED RECEIVABLES") and (ii) all other Contributed Receivables.

     (c) ABSOLUTE TRANSFER. It is the intention of the parties hereto that the conveyance of the Receivables and Related Rights by the Seller to the Company as provided in this Section 1.1 be, and be construed as, an absolute sale or contribution, without recourse, of such Receivables and Related Rights by the Seller to the Company. Furthermore, it is not intended that such conveyance be deemed a pledge of such Receivables and Related Rights by the Seller to the Company to secure a debt or other obligation of the Seller. If, however, notwithstanding the intention of the parties, the conveyance provided for in this Section 1.1 is determined to be a transfer for security, then this Agreement shall also be deemed to be a "security agreement" within the meaning of Article 9 of the UCC and the Seller hereby grants to the Company a "security interest" within the meaning of Article 9 of the UCC in all of the Seller's right, title and interest in and to such Receivables and Related Rights, now existing and hereafter created, to secure a loan in an amount equal to the aggregate Purchase Price therefor and the Seller's other payment obligations under this Agreement.

     SECTION 1.2. TIMING OF PURCHASES.

     (a) INITIAL CLOSING DATE PURCHASES. On the date of the first Loan under the Credit and Security Agreement (the "INITIAL CLOSING DATE") Seller shall sell to the Company, and the Company shall purchase, pursuant to Section 1.1, Seller's entire right, title and interest in (i) each Receivable (other than the Initial Contributed Receivables) that existed and was owing to Seller as of the close of Seller's business on the Initial Cut-Off Date, and (ii) all Related Rights with respect thereto.

     (b) REGULAR PURCHASES AND CONTRIBUTIONS. After the Initial Closing Date, and continuing until the Sale Termination Date, each Receivable described in
Section 1.1(a)(ii) hereof, and all the Related Rights with respect thereto, transferred to the Seller pursuant to the Sale Agreement shall be sold or contributed by Seller to the Company (without any further action) upon the transfer of such Receivable. All such Receivables, other than those Receivables

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indicated on a Purchase Report as having been contributed by Seller to the
Company (such other Receivables, together with the Initial Contributed Receivables, the "CONTRIBUTED RECEIVABLES"), shall be sold to the Company on such date; all Contributed Receivables shall be contributed by the Seller to the Company on such date.

     SECTION 1.3. CONSIDERATION FOR PURCHASES. On the terms and subject to the conditions set forth in this Agreement, the Company agrees to make all Purchase Price payments to Seller in accordance with Article III.

     SECTION 1.4. SALE TERMINATION DATE. The "SALE TERMINATION DATE" shall be the Termination Date under the Credit and Security Agreement.

                                   ARTICLE II
                          CALCULATION OF PURCHASE PRICE

     SECTION 2.1. CALCULATION OF PURCHASE PRICE. On each Reporting Date (commencing with the first Reporting Date following the Initial Closing Date), the Servicer shall deliver to the Company, the Agent and Seller (if the Servicer is other than Seller) a report in substantially the form of Exhibit A (each such report being herein called a "PURCHASE REPORT") with respect to the Company's purchases of Receivables from Seller:

          (a) that arose on or prior to the Initial Cut-Off Date (in the case of the first Purchase Report to be delivered hereunder) and

          (b) that arose during the Settlement Period immediately preceding such Reporting Date (in the case of each successive Purchase Report).

Each Purchase Report shall designate the amount of such Receivables that were Eligible Receivables on the date of origination (or, in the case of Receivables transferred or contributed on the Initial Closing Date, on the Initial Closing
Date).

     The "PURCHASE PRICE" (to be paid in accordance with the terms of Article III) for the Receivables and the Related Rights shall be determined in accordance with the following formula:

          PP   =    AUB - (AUB x FMVD)

     where:

          PP   =    Purchase Price (to be paid to Seller in accordance with the terms of Article III) as calculated on the relevant
                    Reporting Date.

          AUB  =    (i) for purposes of calculating the Purchase Price on the
                    Initial Closing Date, the aggregate Unpaid Balance of all
                    Receivables that existed and were owing to Seller as measured as at the Initial Cut-

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                    Off Date, less an amount equal to the sum of the aggregate
                    Unpaid Balance of all Initial Contributed Receivables, and

                    (ii) for purposes of calculating the Purchase Price for Receivables on each Reporting Date thereafter, the aggregate Unpaid Balance of the Receivables described in
                    Section 1.1(a)(ii) hereof that were generated by Seller during the immediately preceding Settlement Period, less an amount equal to the sum of the aggregate Unpaid Balance of all Contributed Receivables, if any, indicated on the related Purchase Report.

          FMVD = Fair Market Value Discount Factor on the determination date, which is the sum of the Loss Discount and the Cost Discount, in each case as calculated on the most recent Reporting Date as set forth in the definitions below.

     "LOSS DISCOUNT" as measured on the Initial Closing Date or any Reporting Date means the ratio, expressed as a percentage, of (i) the losses (i.e. write-offs to the bad debt reserve or other write-offs consistent with the Credit and Collection Policy, in each case, net of recoveries) recognized for all Receivables during the period equal to twelve (12) successive months ending on the Cut-Off Date immediately preceding the Initial Closing Date or such Reporting Date, as the case may be, divided by (ii) the Collections on all Receivables received during such period.

     "COST DISCOUNT" as measured on the Initial Closing Date or any Reporting Date means a percentage determined in accordance with the following formula:

          CD   =    (DSO/360) x CR

     where:

          CD   =    the Cost Discount as measured on such Monthly Reporting
                    Date;

          DSO  =    the Days Sales Outstanding, as set forth in the most recent
                    Purchase Report; and

          CR   =    the Cost Rate as measured on such Reporting Date.

     "COST RATE" as measured on the Initial Closing Date or any Reporting Date means a per annum percentage rate equal to the sum of (i) the LIBO Rate for the Initial Closing Date or the related Settlement Period, as the case may be, plus
(ii) 1.00%.

     "LIBO RATE" for the Initial Closing Date or any Settlement Period means the offered rate per annum (rounded upwards, if necessary, to the nearest 1/16th of one percent) appearing in The Wall Street Journal for three month LIBOR loans on the Initial Closing Date or the first Business Day of such Settlement Period, as the case may be.

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                                   ARTICLE III
                            PAYMENT OF PURCHASE PRICE

     SECTION 3.1. INITIAL PURCHASE PRICE PAYMENT. On the terms and subject to the conditions set forth in this Agreement, the Company agrees to pay to Seller on the Initial Closing Date the Purchase Price for the purchase to be made from Seller with respect to Receivables existing on or prior to the Initial Cut-Off Date (other than the Initial Contributed Receivables) in cash in an amount equal to the amount received by the Company in connection with the first Loan made pursuant to the Credit and Security Agreement.

     SECTION 3.2. SUBSEQUENT PURCHASE PRICE PAYMENTS. After the Initial Closing Date and until the termination of this Agreement pursuant to Section 9.4 hereof, the Purchase Price due pursuant to Section 2.1 for each Settlement Period shall be due on the related Settlement Date. As an advance payment of such Purchase Price, on each Business Day during a Settlement Period, the Company shall pay to Seller a portion of the Purchase Price due pursuant to Section 2.1 by depositing into such account, as Seller shall specify, immediately available funds from monies then held by or on behalf of the Company solely to the extent that such monies do not constitute Collections that are required to be set aside or segregated and held by the Servicer pursuant to the Credit and Security Agreement or to be distributed to the Agent or the Lenders pursuant to the Credit and Security Agreement or required to be paid to the Servicer as the Servicer's Fee on the next Settlement Date, or otherwise necessary to pay current expenses of the Company (in its reasonable discretion) (such available monies, the "AVAILABLE FUNDS") and provided that Seller has paid all amounts then owing by it hereunder. On each Reporting Date, the Servicer shall calculate the amount of the Purchase Price remaining to be paid by deducting from the Purchase Price the Available Funds that have been paid during the corresponding Settlement Period, and such amount due shall be identified in the Purchase Report.

     To the extent that the Available Funds were insufficient to pay the Purchase Price then due in full (an "AVAILABLE FUNDS SHORTFALL"), the remaining portion of such Purchase Price shall be paid by:

          (i) if the Maximum Seller Note Balance is then zero, by a contribution to the Company of an amount equal to the Available Funds Shortfall;

         (ii) upon the first occurrence of an Available Funds Shortfall when the Maximum Seller Note Balance is greater than zero, by issuing a promissory note in the form of Exhibit B to Seller in the amount of such Available Funds Shortfall (such promissory note, as it may be amended, supplemented, endorsed or otherwise modified from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, being herein called the "SELLER NOTE"); or

        (iii) otherwise, by increasing the principal amount of the Seller
     Note, effective as of the last day of the related Settlement Period in the amount of such Available Funds Shortfall;

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PROVIDED, HOWEVER, that the aggregate of the principal amounts outstanding at any time under the Seller Note may not exceed the Maximum Seller Note Balance (which is zero as of the date hereof); and PROVIDED FURTHER, that the amount of such increase in the principal amount of the Seller Note on any Settlement Date may not account for more than 25% of the aggregate Purchase Price due with respect to the related Settlement Period (the "SELLER NOTE MONTHLY MAXIMUM").

     To the extent that the amount due with respect to the related Settlement Period pursuant to Section 2.1 exceeds (x) the Available Funds plus (y) the Seller Note Monthly Maximum (such excess amount, the "SHORTFALL"), the Seller shall contribute to the Company cash in an amount equal to such Shortfall, and the Company shall use such funds to repay the Shortfall. To the extent that (x) the amount due pursuant to Section 2.1 with respect to all Receivables sold by Seller that arose during the corresponding Settlement Period is exceeded by (y) the amount paid for such Receivables to Seller during such Settlement Period pursuant to the second sentence of this Section 3.2, such excess shall be treated as a reduction in the principal amount of the Seller Note, effective as of the last day of the related Settlement Period, and, if the principal amount of the Seller Note is zero, such excess shall be refunded to the Company.

     Seller shall make all appropriate record keeping entries with respect to the Seller Note to reflect payments by the Company thereon and Seller's books and records shall constitute rebuttable presumptive evidence of the principal amount of and accrued interest on the Seller Note. Seller shall return the Seller Note to the Company upon the final payment thereof after the termination of this Agreement pursuant to Section 9.4 hereof.

     SECTION 3.3. SETTLEMENT AS TO SPECIFIC RECEIVABLES. If an officer of Seller obtains knowledge or receives notice from the Company or the Agent that (a) on the day that any Receivable purchased or contributed hereunder was transferred to the Seller pursuant to the Sale Agreement, (or, in the case of Receivables transferred or contributed on the Initial Closing Date, on the Initial Closing
Date) any of the representations or warranties set forth in Section 5.1(k) were not true with respect to such Receivable, or such Receivable was designated as an Eligible Receivable on the related Purchase Report and was not an Eligible Receivable or, (b) on any day any of the representations or warranties set forth in Section 5.1(k) with respect to any Receivable is no longer true with respect to a Receivable (each such Receivable, an "INELIGIBLE RECEIVABLE"), then the Purchase Price with respect to Receivables that arose during the same Settlement Period in which such knowledge is obtained or notification is received shall be decreased by an amount equal to the Unpaid Balance of such Ineligible Receivable as of the related Settlement Date; PROVIDED, HOWEVER, that if there have been no purchases of Receivables (or insufficiently large purchases of Receivables to create a Purchase Price large enough to so reduce by the amount of such Unpaid Balances) from Seller during such Settlement Period, any amount owed by which the Purchase Price payable to Seller would have been reduced pursuant to the immediately preceding clause of this sentence shall be paid by either (at the option of Seller, unless the Company will, absent such payment in cash, be unable to meet its obligations under the Credit and Security Agreement on the next occurring Settlement Date, in which case Seller shall make a cash payment on or before such Settlement Date) a reduction in the principal amount of the Seller Note (but not below zero) or by payment within two Business Days after the related Reporting Date in cash by Seller to the Company by payment of same day funds;

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PROVIDED, FURTHER, that if the Company receives payment on account of
Collections due with respect to such Ineligible Receivable after such Settlement Date, the Company promptly shall deliver such funds to Seller. The enforcement of the obligations of Seller set forth in this Section 3.3 shall be the sole remedy of the Company with respect to Ineligible Receivables.

     SECTION 3.4. SETTLEMENT AS TO DILUTION. Each Purchase Report shall include, in respect of the Receivables previously contributed or sold by Seller (including the Initial Contributed Receivables), a calculation of the aggregate net reduction in the aggregate Unpaid Balance of such Receivables owed by particular Obligors on account of any defective, rejected or returned merchandise or services, any cash discount, any incorrect billings or other adjustments, or setoffs in respect of any claims by the Obligor(s) thereof (whether such claims arise out of the same or a related or unrelated transaction), or any rebate or refund during the most recent Settlement Period. The Purchase Price to be paid to Seller for the Receivables generated during the Settlement Period for which such Purchase Report is delivered shall be decreased by the amount of such net reduction; PROVIDED, HOWEVER, that if there have been no purchases of Receivables (or insufficiently large purchases of Receivables to create a Purchase Price large enough to so reduce by the amount of such net reduction) from Seller during such Settlement Period, any amount owed by which the Purchase Price payable to Seller would have been reduced pursuant to the immediately preceding clause of this sentence shall be paid by either (at the option of Seller, unless the Company will, absent such payment in cash, be unable to meet its obligations under the Credit and Security Agreement on the next occurring Settlement Date, in which case Seller shall make a cash payment on or before such Settlement Date) a reduction in the principal amount of the Seller Note (but not below zero) or by payment within two Business Days after the related Reporting Date in cash by Seller to the Company by payment of same day funds.

     SECTION 3.5. RECONVEYANCE OF RECEIVABLES. In the event that Seller has paid (by effecting a Purchase Price reduction or otherwise) to the Company the full Unpaid Balance of any Receivable pursuant to Section 3.3 or 3.4, the Company shall reconvey such Receivable and all Related Rights with respect thereto, to Seller, without recourse, representation or warranty, but free and clear of all liens created by the Company; such reconveyed Receivables and all Related Rights shall no longer be subject to the terms of this Agreement (including any obligation to turn over Collections with respect thereto).

                                   ARTICLE IV
                             CONDITIONS OF PURCHASES

     SECTION 4.1. CONDITIONS PRECEDENT TO INITIAL PURCHASE. The initial purchase and contribution hereunder is subject to the condition precedent that the Company shall have received, on or before the Initial Closing Date, the following, each (unless otherwise indicated) dated the Initial Closing Date, and each in form, substance and date reasonably satisfactory to the Company and the
Agent:

          (a) A copy of the resolutions of the Board of Managers of Seller approving the Transaction Documents to be delivered by it and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of Seller;

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          (b) Certificate of Existence for Seller issued as of a recent date by the Secretary of State of Delaware;

          (c) A certificate of the Secretary or Assistant Secretary of Seller certifying the names and true signatures of the officers authorized on Seller's behalf to sign the Transaction Documents to be delivered by it (on which certificate the Company and Servicer (if other than Seller) may conclusively rely until such time as the Company and the Servicer shall receive from Seller a revised certificate meeting the requirements of this subsection (c);

          (d) The Certificate of Limited Liability Company of Seller, duly certified by the Secretary of State of Delaware as of a recent date, together with a copy of the Operating Agreement of Seller, duly certified by the Secretary or Assistant Secretary of Seller;

          (e) Copies of the proper financing statements (Form UCC-1) that have been duly executed and name Seller as the assignor and the Company as the assignee (and Agent, on behalf of the Lenders, as assignee of the Company) of the Receivables and the Related Rights or other, similar instruments or documents, as may be necessary or, in Servicer's or the Agent's opinion, desirable under the UCC of all appropriate jurisdictions or any comparable law of all appropriate jurisdictions to perfect the Company's ownership interest in all Receivables and Related Rights in which the ownership interest may be assigned to it hereunder;

          (f) A written search report from a Person satisfactory to Servicer and the Agent listing all effective financing statements that name Seller as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to the foregoing subsection (e), together with copies of such financing statements (none of which, except for those described in the foregoing subsection (e) shall cover any Receivable or any Related Right related to any Receivable) which is to be sold to the Company hereunder, and tax and judgment lien search reports from a Person satisfactory to Servicer and the Agent showing no evidence of such liens filed against Seller;

          (g) Evidence (i) of the execution and delivery by each of the parties thereto of each of the other Transaction Documents to be executed and delivered in connection herewith and (ii) that each of the conditions precedent to the execution, delivery and effectiveness of such other Transaction Documents has been satisfied to the Company's satisfaction; and

          (h) A certificate from an officer or other appropriate manager of Seller to the effect that Servicer and Seller have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on subsequent, summary master control data processing reports the following legend (or the substantive equivalent thereof): THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD BY PACKAGING CORPORATION OF AMERICA TO PACKAGING CREDIT COMPANY, LLC AND THEN SOLD BY PACKAGING CREDIT COMPANY, LLC TO PACKAGING RECEIVABLES COMPANY,

     LLC; AND A SECURITY INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN GRANTED AND ASSIGNED BY PACKAGING RECEIVABLES COMPANY, LLC TO WACHOVIA BANK, N.A., AS AGENT.

     SECTION 4.2. CERTIFICATION AS TO REPRESENTATIONS AND WARRANTIES. Seller, by accepting the Purchase Price related to each purchase of Receivables (and Related Rights), shall be deemed to have certified that the representations and warranties contained in Article V are true and correct on and as of the day of such purchase, with the same effect as though made on and as of such day.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

     SECTION 5.1. REPRESENTATIONS OF SELLER. In order to induce the Company to enter into this Agreement and to make purchases hereunder, Seller, in its capacity as seller under this Agreement, hereby makes the representations and warranties set forth in this Section 5.1.

     (a) ORGANIZATION AND GOOD STANDING. Seller has been duly organized and is validly existing as a limited liability company in good standing under the laws of the state of its organization, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

     (b) DUE QUALIFICATION. Seller is duly licensed or qualified to do business in good standing, and has obtained all necessary approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such licensing, qualification or approvals, except where the failure to be so qualified or have such licenses or approvals would not have a Seller Material Adverse Effect.

     (c) POWER AND AUTHORITY; DUE AUTHORIZATION. Seller has (a) all necessary power, authority and legal right (i) to execute and deliver, and perform its obligations under, each Transaction Document to which it is a party and (ii) to own, sell, contribute and assign Receivables on the terms and subject to the conditions herein and therein provided; and (b) duly authorized such execution and delivery and such sale, contribution and assignment and the performance of such obligations by all necessary action.

     (d) VALID SALE; BINDING OBLIGATIONS. Each sale or contribution of Receivables and Related Rights made by Seller pursuant to this Agreement shall constitute a valid sale (or contribution, as the case may be), transfer, and assignment thereof to the Company, enforceable against creditors of, and purchasers from, Seller; and this Agreement constitutes, and each other Transaction Document to be signed by Seller, when duly executed and delivered, will constitute, a legal, valid, and binding obligation of Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law.

     (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which Seller is a party and the fulfillment of the terms hereof or thereof will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under (i) Seller's organizational documents, or (ii) any material indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it is bound, (b) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such material indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than the Transaction Documents, or (c) violate any law or any order, rule, or regulation applicable to it of any court or of any federal, state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over it or any of its properties.

     (f) PROCEEDINGS. There is no litigation, investigation or proceeding pending, or to the best of Seller's knowledge, threatened, before any court, regulatory body, arbitrator, administrative agency, or other tribunal or governmental instrumentality (a) asserting the invalidity of any Transaction Document to which Seller is a party, (b) seeking to prevent the sale or contribution of Receivables and the Related Rights to the Company or the consummation of any of the other transactions contemplated by any Transaction Document to which Seller is a party, or (c) that would have a Seller Material Adverse Effect.

     (g) BULK SALES ACT. No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

     (h) GOVERNMENT APPROVALS. Except for the filing of the UCC financing statements referred to in Article IV, all of which, at the time required in
Article IV, shall have been duly made and shall be in full force and effect, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for Seller's due execution, delivery and performance of any Transaction Document to which it is a party.

     (i) FINANCIAL CONDITION. On the date hereof Seller is, and on the date of each transfer of a new Receivable hereunder (both before and after giving effect to such transfer), Seller shall be solvent.

     (j) MARGIN REGULATIONS. No use of any funds acquired by Seller under this Agreement will conflict with or contravene any of Regulations T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

     (k) QUALITY OF TITLE.

               (i) Each Receivable (together with the Related Rights with respect to such Receivable) which is to be sold or contributed to the Company hereunder is or shall be, at the time of such sale or contribution, owned by Seller, free and clear of any Lien. Whenever the Company makes a purchase or accepts a contribution of a Receivable hereunder, it shall have acquired a valid and perfected ownership interest (free and clear of any Lien, other than a Lien created by or arising through the Company, the Lenders or the Agent) in such Receivable and all Collections related thereto, and in Seller's entire right, title and interest in and to the Related Rights with respect thereto.

              (ii) No effective financing statement or other instrument similar in effect covering any Receivable or any Related Right is on file in any recording office except such as may be filed (1) in favor of Seller in accordance with the Contracts, (2) in favor of the Company in accordance with this Agreement, (3) in favor of the Seller in accordance with the Sale Agreement, (4) in favor of the Lenders or the Agent in accordance with the Credit and Security Agreement or in connection with any Lien arising solely as the result of any action taken by the Lender (or any assignee thereof) or by the Agent and (5) in favor of the agent pursuant to the Senior Credit Agreement.

     (l) ACCURACY OF INFORMATION. No information heretofore or contemporaneously furnished in writing (and prepared) by Seller, as seller, to the Company, the Lenders or the Agent for purposes of or in connection with any Transaction Document or any transaction contemplated hereby or thereby is, and no other written information hereafter furnished (and prepared) by Seller, as seller, to the Company, the Lenders, or the Agent pursuant to or in connection with any Transaction Document will be, inaccurate in any material respect as of the date it was furnished or (except as otherwise disclosed to the company at or prior to such time) as of the date as of which such information is dated or certified, or contained or will contain any material misstatement of fact or omitted or will omit to state any material fact necessary to make such information not materially misleading.

     (m) OFFICES. Seller's principal place of business and chief executive office is located at the address set forth in Exhibit C, and the offices where Seller keeps all its books, records and documents evidencing the Receivables, the related Contracts and all other agreements related to such Receivables are located at the address specified in Exhibit C (or at such other locations, notified to Servicer (if other than Seller), the Company and the Agent in accordance with Section 6.1(f), in jurisdictions where all action required by
Section 7.3 has been taken and completed).

     (n) TRADE NAMES. Except as disclosed on Schedule 5.1(n), Seller does not use any trade name other than its actual legal name. From and after the date of its organization, Seller has not been known by any legal name other than Packaging Credit Company, LLC as of the date hereof, nor has Seller been the subject of any merger or similar change in structure, except as disclosed on
Schedule 5.1(n).

     (o) TAXES. Seller has filed all material tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on its books.

     (p) COMPLIANCE WITH APPLICABLE LAWS. Seller is in compliance, in all material respects, with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities (including, without limitation, Regulation Z, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy and all other consumer laws applicable to the Receivables and related Contracts), except where such noncompliance, individually or in the aggregate, would not have a Seller Material Adverse Effect.

     (q) RELIANCE ON SEPARATE LEGAL IDENTITY. Seller is aware that the Lenders and the Agent are entering into the Transaction Documents to which they are parties in reliance upon the Company's identity as a legal entity separate from Seller and any of its other Affiliates.

                                   ARTICLE VI
                               COVENANTS OF SELLER

     SECTION 6.1. AFFIRMATIVE COVENANTS. From the date hereof until the Final Payout Date, Seller will, unless the Company and the Agent shall otherwise consent in writing:

     (a) COMPLIANCE WITH LAWS, ETC. Comply in all material respects with all applicable laws, rules, regulations and orders, including those with respect to the Receivables generated by it and the Contracts and other agreements related thereto, except where such noncompliance, individually or in the aggregate, would not have a Seller Material Adverse Effect.

     (b) PRESERVATION OF LEGAL EXISTENCE. Preserve and maintain its legal existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would have a Seller Material Adverse Effect.

     (c) RECEIVABLES REVIEW. (i) At any time and from time to time, upon not less than ten (10) Business Days' notice (unless an Event of Default has occurred and is continuing (or the Agent believes in good faith that an Event of Default has occurred and is continuing), in which case no such notice shall be required) permit the Company and the Agent or their respective agents or representatives, (A) to examine, to audit and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of Seller relating to the Receivables, including, without limitation, the Contracts, and purchase orders and other agreements related thereto, and (B) to visit Seller's offices and properties for the purpose of examining such materials described in the foregoing clause (A) and discussing matters relating to the Receivables generated by Seller or Seller's performance hereunder with any of the officers or employees of Seller having knowledge of such matters; (ii) to meet with the independent auditors of Seller, to review such auditor's work papers and otherwise to review with such auditors the books and records of Seller with respect to the Receivables and the Related Rights; and (iii) without limiting the provisions of clause (i) next above, from time to time, at Seller's expense, permit certified public accountants or other auditors acceptable to the Agent to conduct a review of its books and records with respect to the Receivables and the Related Rights; provided that, so long as no Event of Default has occurred and is continuing, (x) such reviews mentioned in clauses (i), (ii) and (iii) in this Section 6.1(c) shall not be done more than two (2) times in any one calendar year and (y) Seller shall only be responsible for the costs and expenses of one such review mentioned in clauses (i), (ii) and (iii) in this
Section 6.1(c) in any one calendar year.

     (d) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Maintain an ability to recreate in all material respects records evidencing the Receivables generated by it in the event of the destruction of the originals thereof.

     (e) PERFORMANCE AND COMPLIANCE WITH RECEIVABLES AND CONTRACTS. At its expense timely and fully perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts and all purchase orders and other agreements related to the Receivables.

     (f) LOCATION OF RECORDS. Keep its principal place of business and chief executive office, and the offices where it keeps its records concerning or related to Receivables, at the address(es) referred to in Exhibit C or, upon 30 days' prior written notice to the Company and the Agent, at such other locations in jurisdictions where all action required by Section 7.3 shall have been taken and completed.

     (g) CREDIT AND COLLECTION POLICIES. Comply in all material respects with its Credit and Collection Policy in connection with the Receivables and all Contracts related thereto.

     (h) SEPARATE CORPORATE EXISTENCE OF THE COMPANY. Take such actions as shall be required in order to maintain the separate identity of the Company separate and apart from Seller and its other Affiliates, including those actions set forth in Section 7.4 of the Credit and Security Agreement.

     SECTION 6.2. REPORTING REQUIREMENTS. From the date hereof until the Final Payout Date, Seller will, unless the Company and the Agent shall otherwise consent in writing, furnish to the Company and the Agent:

          (a) PROCEEDINGS. As soon as possible and in any event within ten Business Days after any Responsible Officer of Seller has knowledge thereof, written notice to the Company and the Agent of (i) all pending proceedings and investigations of the type described in Section 5.1(f) not previously disclosed to the Company and/or the Agent and (ii) all material adverse developments that have occurred with respect to any previously disclosed proceedings and investigations;

          (b) CREDIT AND COLLECTION POLICY. Prior to its effective date, notice of any material change in the character of Seller's business or in the Credit and Collection Policy; and

          (c) OTHER. Promptly, from time to time, such other information, documents, records or reports respecting the Receivables of Seller's performance as seller hereunder that the Company or the Agent may from time to time reasonably request in order to protect the interests of the Company, the Lenders, the Agent, or any other Affected Party under or as contemplated by the Transaction Documents.

     SECTION 6.3. NEGATIVE COVENANTS. From the date hereof until the Final Payout Date, Seller agrees that, unless the Agent shall otherwise consent in writing, it shall not:

          (a) SALES, LIENS, ETC. Except as otherwise provided herein or in any other Transaction Document, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Receivable or related Contract or other Related Right, or any interest therein, or any Collections thereon, or assign any right to receive income in respect thereof.

          (b) CHANGE IN CREDIT AND COLLECTION POLICY. Make any material change in the Credit and Collection Policy that would impair the collectibility of any significant portion of the Receivables or otherwise adversely affect the interests or remedies of the Company hereunder or the Agent or the Lenders under any Transaction Document.

          (c) RECEIVABLES NOT TO BE EVIDENCED BY PROMISSORY NOTES. Take any action to cause or permit any Receivable generated by it to become evidenced by any "instrument" (as defined in the applicable UCC), except in connection with the collection of overdue Receivables, provided that the original of such instrument is delivered to the Agent, duly endorsed.

                                   ARTICLE VII
         ADDITIONAL RIGHTS AND OBLIGATIONS IN RESPECT OF THE RECEIVABLES

     SECTION 7.1. RIGHTS OF THE SERVICER. Seller hereby authorizes the Servicer (if other than Seller) or its respective designees to take any and all steps in Seller's name necessary or desirable, in its respective determination, to collect all amounts due under any and all Receivables, including, without limitation, endorsing Seller's name on checks and other instruments representing Collections and enforcing such Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment.

     SECTION 7.2. RESPONSIBILITIES OF SELLER. Anything herein to the contrary notwithstanding:

          (a) COLLECTION PROCEDURES. Seller agrees to direct the Obligors, as promptly as practicable after an Event of Default, to make payments of Receivables directly to a Lock-Box Account that is the subject of a Lock-Box Agreement at a Lock-Box Bank. Seller further agrees to transfer any Collections (including any security deposits applied to the Unpaid Balance of any Receivable) that it receives directly to the Servicer (if other than Seller) within two Business Days of receipt thereof, and agrees that all such Collections shall be deemed to be received in trust for the Company; provided that, to the extent permitted pursuant to Section 3.2, Seller may retain such Collections as a portion of the Purchase Price then payable or apply such Collections to the reduction of the outstanding balance of the Seller Note.

          (b) PERFORMANCE UNDER CONTRACT. Seller shall remain responsible for performing its obligations hereunder and under the Contracts, and the exercise by the

      Company or its designee of its rights hereunder shall not relieve Seller from such obligations.

          (c) POWER OF ATTORNEY. Seller hereby grants to the Servicer (if other than Seller) an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of Seller all steps necessary or advisable to indorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by Seller or transmitted or received by the Company (whether or not from Seller) in connection with any Receivable.

     SECTION 7.3. FURTHER ACTION EVIDENCING PURCHASES. Seller agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Company may reasonably request in order to perfect, protect or more fully evidence the Company's ownership of the Receivables (and the Related Rights) purchased by the Company hereunder, or to enable the Company to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, upon the request of the Company, Seller will:

          (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and

          (b) mark the summary master control data processing records with the legend set forth in Section 4.1(i).

Seller hereby authorizes the Company or its designee to file one or more financing or continuation statements, and amendments thereto and assignment thereof, relative to all or any of the Receivables (and the Related Rights) now existing or hereafter contributed or sold by Seller. If Seller fails to perform any of its agreements or obligations under this Agreement, the Company or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Company or its designee incurred in connection therewith shall be payable by Seller as provided in Section 9.6.

     SECTION 7.4. APPLICATION OF COLLECTIONS. Any payment by an Obligor in respect of any indebtedness owed by it to Seller in respect of any Contract shall, except as otherwise specified by such Obligor or otherwise required by contract or law, be applied first, as a Collection of the Receivables of such Obligor, in the order of the age of such Receivables, starting with the oldest of such Receivables, and second, to any other indebtedness of such Obligor.

                                  ARTICLE VIII
                                 INDEMNIFICATION

     SECTION 8.1. INDEMNITIES OF SELLER. Without limiting any other rights which the Company may have hereunder or under applicable law, Seller hereby agrees to indemnify the Company and each of its permitted assigns, officers, directors, employees and agents (each of the foregoing Persons being individually called a "SALE INDEMNIFIED PARTY"), on demand, from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "SALE INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or as a result of arising out of or relating to this Agreement, the Receivables or the Related Rights, EXCLUDING, HOWEVER, (i) Sale Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from bad faith, gross negligence or willful misconduct on the part of such Sale Indemnified Party, (ii) recourse for Sale Indemnified Amounts to the extent the same includes losses in respect of Receivables which are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor, (iii) Sale Indemnified Amounts that represent taxes based upon, or measured by, net income, or changes in the rate of tax or as determined by reference to the overall net income, of such Sale Indemnified Party, or (iv) Sale Indemnified Amounts that represent franchise taxes, taxes on, or in the nature of, doing business taxes or capital taxes. Without limiting the foregoing, the Seller shall indemnify each Sale Indemnified Party for Sale Indemnified Amounts arising out of or related to the following:

          (a) the transfer by Seller of an interest in any Receivable or Related Right to any Person other than the Company;

          (b) the breach of any representation or warranty made by Seller under or in connection with this Agreement or any other Transaction Document, or any information or report delivered by Seller pursuant hereto or thereto which shall have been false or incorrect in any material respect when made or deemed made;

          (c) the failure by Seller to comply with any applicable law, rule or regulation with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or the related Contract with any such applicable law, rule or regulation;

          (d) the failure to vest and maintain vested in the Company an ownership interest in the Receivables and the Related Rights free and clear of any Lien, other than a Lien arising solely as a result of an act of the Company, the Lenders or the Agent, whether existing at the time of the purchase of such Receivables or at any time thereafter;

          (e) the failure of Seller to file with respect to itself, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables or purported Receivables generated by Seller, whether at the time of any purchase or at any subsequent time;

          (f) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable or purported Receivable generated by Seller (including, without limitation, a defense based on such Receivables or the related Contracts not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the services or merchandise related to any such Receivable or the furnishing of or failure to furnish such services or merchandise;

          (g) any failure of the Seller to perform its duties or obligations in accordance with the terms of this Agreement;

          (h) any product liability claim arising out of or in connection with services or merchandise with respect to any Receivable;

          (i) any tax or governmental fee or charge, all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of the Receivables generated by Seller or any Related Right connected with any such Receivables;

          (j) the commingling of Collections of Receivables at any time with other funds of the Seller;

          (k) any investigation, litigation or proceeding related to or arising from this Agreement or the transactions contemplated hereby or any other investigation, litigation or proceeding relating to the Seller or any of the Originators in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby (other than an investigation, litigation or proceeding relating to a dispute solely amongst the Lenders (or certain Lenders) and the Agent); or

          (l) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

excluding, however, (i) Sale Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Sale Indemnified Party, (ii) any indemnification which has the effect of recourse to Seller for non-payment of the Receivables due to credit problems of the Obligors,
(iii) Sale Indemnified Amounts that represent taxes based upon, or measured by, net income or changes in the rate of tax or as determined by reference to the overall net income of such Sale Indemnified Party and (iv) Sale Indemnified Amounts that represent franchise taxes, taxes of, or in the nature of, doing business taxes or capital taxes.

     If for any reason the indemnification provided above in this Section 8.1 is unavailable to a Sale Indemnified Party or is insufficient to hold such Sale Indemnified Party harmless, then Seller shall contribute to the amount paid or payable by such Sale Indemnified Party to the maximum extent permitted under applicable law.

                                   ARTICLE IX
                                  MISCELLANEOUS

     SECTION 9.1. AMENDMENTS, ETC.

      (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by Seller, the Company, the Agent and the Servicer (if other than Seller).

      (b) No failure or delay on the part of the Company, the Servicer, Seller or any third party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company, the Servicer, or Seller in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Company or the Servicer under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 9.2. NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage-prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth on
Schedule 9.2 or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

     SECTION 9.3. NO WAIVER; CUMULATIVE REMEDIES. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 9.4. BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the Company, Seller and their respective successors and permitted assigns. Seller may not assign its rights hereunder or any interest herein without the prior written consent of the Company and the Agent; subject to Section 9.11, the Company may not assign its rights hereunder or any interest herein without the prior written consent of Seller and the Agent. The Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the date after the Sale Termination Date on which Seller has received payment in full for all Receivables and Related Rights conveyed pursuant to Section 1.1 hereof and has paid and performed all of its obligations hereunder in full. The rights and remedies with respect to any breach of any representation and warranty made by Seller pursuant to Article V and the indemnification and payment provisions of Article VIII and Section 9.6 shall be continuing and shall survive any termination of this Agreement.

     SECTION 9.5. GOVERNING LAW. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF THE COMPANY IN THE RECEIVABLES OR RELATED RIGHTS IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     SECTION 9.6. COSTS, EXPENSES AND TAXES. In addition to the obligations of Seller under Article VIII, Seller agrees to pay on demand:

          (a) all reasonable costs and expenses, including attorneys' fees, in connection with the enforcement against Seller of this Agreement and the other Transaction Documents executed by Seller; and

          (b) all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents, and agrees to indemnify each Sale Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     SECTION 9.7. SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN THE STATE OF NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT; (B) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR UNITED STATES FEDERAL COURT; (C) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; (D) CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED IN
SECTION 9.2; AND (E) TO THE EXTENT ALLOWED BY LAW, AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION 9.7 SHALL AFFECT THE COMPANY'S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST SELLER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

     SECTION 9.8. WAIVER OF JURY TRIAL. EACH PARTY HERETO EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     SECTION 9.9. CAPTIONS AND CROSS REFERENCES; INCORPORATION BY REFERENCE. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. The Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

     SECTION 9.10. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of a signature page to this Agreement.

     SECTION 9.11. ACKNOWLEDGMENT AND AGREEMENT. By execution below, Seller expressly acknowledges and agrees that all of the Company's rights, title, and interests in, to, and under this Agreement shall be assigned by the Company to the Agent and the Lenders pursuant to the Credit and Security Agreement (and the Agent and the Lenders may further assign such rights in accordance with the Credit and Security Agreement), and Seller consents to such assignment. Each of the parties hereto acknowledges and agrees that the Agent and the Lenders are third party beneficiaries of the rights of the Company arising hereunder and under the other Transaction Documents to which Seller is a party as seller.

     SECTION 9.12. NO PROCEEDINGS. Seller agrees that it shall not institute against the Company, or join any other Person in instituting against the Company, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) as long as there shall not have elapsed one year plus one day since the Final Payout Date. The foregoing shall not limit Seller's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than Seller.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duty authorized, as of the date first above written.

                                    PACKAGING CREDIT COMPANY, LLC

                                    By              /s/ Darla J. Vanas
                                       ----------------------------------------
                                       Name Printed:    Darla J. Vanas
                                                     --------------------------
                                       Title:    Assistant Secretary
                                                  & Tax Director
                                              ---------------------------------

                                    PACKAGING RECEIVABLES COMPANY, LLC

                                    By              /s/ Darla J. Vanas
                                       ----------------------------------------
                                       Name Printed:    Darla J. Vanas
                                                     --------------------------
                                       Title:    Assistant Secretary
                                                  & Tax Director
                                              ---------------------------------

                               PSA Signature Page

                                    EXHIBIT A
                           PURCHASE AND SALE AGREEMENT
                                 PURCHASE REPORT

                          PACKAGING CREDIT COMPANY, LLC
                       PACKAGING RECEIVABLES COMPANY, LLC
                                  as of (Date)

                                                                    CUT-OFF DATE
Total Receivables                                           $          Input
Initial Contributed Receivables                             $          Fixed
Aggregate Unpaid Balance of             AUB                 $       Calculated
Receivables
LIBOR                                                                  Input
Turnover Days                                                          Input
12 Month Losses                                             $          Input
12 Month Collections                                        $          Input
Purchaser's Total Investment            PTI                            Fixed

Cost Rate (LIBOR + 1.00%)               CR                           Calculated

Cost Discount (DSO/360)*CR              CD                           Calculated

Loss Discount (12 Month                 LD                           Calculated
Losses/12 Month Collections)

Fair Market Value Discount             FMVD                          Calculated
(CD + LD)

Purchase Price (AUB -                   PP                           Calculated
(AUB*FMVD))

Eligible Receivables                                        $          Input

Ineligible Receivables                                      $          Input

                                    EXHIBIT B
                                 PROMISSORY NOTE
                          (NON-NEGOTIABLE SELLER NOTE)

                                                                [Effective Date]

     FOR VALUE RECEIVED, the undersigned, Packaging Receivables Company, LLC, a Delaware limited liability company (the "COMPANY"), promises to pay to Packaging Credit Company, LLC, a Delaware limited liability company ("SELLER"), on the terms and subject to the conditions set forth herein and in the Purchase Agreement referred to below, the principal sum of the aggregate unpaid Purchase Price of all Receivables purchased from time to time by the Company from Seller pursuant to such Purchase Agreement, as such unpaid Purchase Price is shown in the records of Seller.

     1. PURCHASE AGREEMENT. This promissory note (this "SELLER NOTE") is the Seller Note described in, and is subject to the terms and conditions set forth in, that certain Purchase and Sale Agreement of even date herewith (as the same may be amended or otherwise modified from time to time, the "PURCHASE AGREEMENT"), between Seller and the Company. Reference is hereby made to the Purchase Agreement for a statement of certain other rights and obligations of Seller and the Company.

     2. DEFINITIONS. Capitalized terms used (but not defined) herein have the meanings assigned thereto in the Purchase Agreement and in Appendix A to the Credit and Security Agreement dated as of even date herewith among Seller, as initial Servicer, the Company, Blue Ridge Asset Funding Corporation and Wachovia Bank, N.A., as Agent (as it may be amended or otherwise modified from time to time, the "CREDIT AND SECURITY AGREEMENT"). In addition, as used herein, the following terms have the following meanings:

     BANKRUPTCY PROCEEDINGS: As defined in clause (b) of paragraph 9 hereof.

     FINAL MATURITY DATE: The date that is one year and one day following the Final Payout Date.

     INTEREST PERIOD: The period from and including a Reporting Date (or, in the case of the first Interest Period, the date hereof) to but excluding the next Reporting Date.

     SENIOR INTEREST: Collectively, (i) the obligation of the Company and the Servicer to set aside, and to turn over, Collections and other proceeds of the Receivables for the benefit of the Agent and Lenders pursuant to the Credit and Security Agreement, (ii) any Indemnified Amounts and (iii) all other obligations of the Company that are due and payable to any Affected Party, together with all interest accruing on any such amounts after the commencement of any Bankruptcy Proceedings, notwithstanding any provision or rule of law that might restrict the rights of any Senior Interest Holder, as against the Company of anyone else, to collect such interest.

     SENIOR INTEREST HOLDERS: Collectively, the Lenders, the Agent, the other Affected Parties and the Indemnified Parties.

     3. INTEREST. Subject to the provisions set forth below, the Company promises to pay interest on this Seller Note as follows:

          (a) Prior to the Final Payout Date, the aggregate unpaid Purchase Price from time to time outstanding during any Interest Period shall bear interest at a rate per annum equal to the LIBO Rate as in effect from time to time on the first Business Day of each Settlement Period, as determined by Seller, plus 1.00%; and

          (b) From (and including) the Final Payout Date to (but excluding) the date on which the entire aggregate unpaid Purchase Price is fully paid, the aggregate unpaid Purchase Price from time to time outstanding shall bear interest at a rate per annum equal to the LIBO Rate as in effect from time to time on the first Business Day of each Settlement Period, as determined by Seller, plus 1.00%, but in no event in excess of the maximum rate permitted by law. In the event that, contrary to the intent of Seller and Company, Company pays interest hereunder and it is determined that such interest rate was in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal then due hereunder.

     4. INTEREST PAYMENT DATES. Subject to the provisions set forth below, the Company shall pay accrued interest on this Seller Note on each Settlement Date, and shall pay accrued interest on the amount of each principal payment made in cash on a date other than a Settlement Date at the time of such principal payment.

     5. BASIS OF COMPUTATION. Interest accrued hereunder shall be computed for the actual number of days elapsed on the basis of a 360-day year.

     6. PRINCIPAL PAYMENT DATES. Subject to the provisions set forth below, payments of the principal amount of this Seller Note shall be made as follows:

          (a) The principal amount of this Seller Note shall be reduced from time to time pursuant to Sections 3.2, 3.3, 3.4 and 7.2 of the Purchase Agreement;

          (b) The entire remaining unpaid balance of this Seller Note shall be paid on the Final Maturity Date.

Subject to the provisions set forth below, the principal amount of and accrued interest on this Seller Note may be prepaid on any Business Day without premium or penalty.

     7. PAYMENTS. All payments of principal and interest hereunder are to be made in lawful money of the United States of America.

     8. ENFORCEMENT EXPENSES. In addition to and not in limitation of the foregoing, but subject to the provisions set forth below and to any limitation imposed by applicable law, the Company agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by Seller in seeking to collect any amounts payable hereunder which are not paid when due.

     9. PROVISIONS REGARDING RESTRICTIONS ON PAYMENT. The Company covenants and agrees, and Seller, by its acceptance of this Seller Note, likewise covenants and agrees on behalf of itself and any holder of this Seller Note, that the payment of the principal amount of, and interest on, this Seller Note is hereby expressly subject to certain restrictions set forth in the following clauses of this paragraph 9:

          (a) No payment or other distribution of the Company's assets of any kind or character, whether in cash, securities, or other rights or property, shall be made on account of this Seller Note except to the extent such payment or other distribution is permitted under the Purchase Agreement and the Credit and Security Agreement;

          (b) In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar event relating to the Company, whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of the Company or any sale of all or substantially all of the assets of the Company (such proceedings being herein collectively called "BANKRUPTCY PROCEEDINGS"), the Senior Interest shall first be paid and performed in full and in cash before Seller shall be entitled to receive and to retain any payment or distribution in respect to this Seller Note. In order to implement the foregoing, Seller hereby irrevocably agrees that the Agent, in the name of Seller or otherwise, may demand, sue for, collect, receive and receipt for any and all such payments or distributions, and the file, prove and vote or consent in any such Bankruptcy Proceedings with respect to any and all claims of Seller relating to this Seller Note, in each case until the Senior Interest shall have been paid and performed in full and in cash;

          (c) In the event that the Seller receives any payment or other distribution of any kind or character from the Company or from other source whatsoever, in respect of this Seller Note, other than as expressly permitted by the terms of this Seller Note, such payment or other distribution shall be received for the sole benefit of the Senior Interest Holders and shall be turned over by Seller to the Agent (for the benefit of the Senior Interest Holders) forthwith;

          (d) Notwithstanding any payments or distributions received by the Senior Interest Holders in respect of this Seller Note, Seller shall not be subrogated to the rights of the Senior Interest Holders in respect of the Senior Interest;

          (e) The provisions set forth in this Section 9 are intended solely for the purpose of defining the relative rights of Seller, on the one hand, and the Senior Interest Holders on the other hand;

          (f) Seller shall not, until Final Payout Date, transfer, pledge or assign, or commence legal proceedings to enforce or collect this Seller Note or any rights in respect hereof except as required by the Senior Credit Agreement;

          (g) Seller shall not, without the advance written consent of the Agent, commence, take any action to cause any other Person to commence, or join with any other Person in commencing, any Bankruptcy Proceedings with respect to the Company until the Final Payout Date shall have occurred;

          (h) If, at any time, any payment (in whole or in part) of any Senior Interest is rescinded or must be restored or returned by a Senior Interest Holder (whether in connection with Bankruptcy Proceedings or otherwise), these provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made;

          (i) Seller hereby waives; (i) notice of acceptance of these provisions by any of the Senior Interest Holders; (ii) notice of the existence, creation, non-payment or non-performance of all or any of the Senior Interest; and (iii) all diligence in enforcement, collection or protection of, or realization upon, the Senior Interest, or any thereof, or any security therefor;

          (j) These provisions constitute a continuing offer from the holder of this Seller Note to all Persons who become the holders of, or who continue to hold, the Senior Interest; and these provisions are made for the benefit of the Senior Interest Holders, and the Agent or the Lenders may proceed to enforce such provisions on behalf of each of such Persons.

     10. GENERAL. No failure or delay on the part of Seller in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power of right preclude any other or further exercise thereof or the exercise of any other power or right. No amendment, modification or waiver of, or consent with respect to, any provision of this Seller Note shall in any event be effective unless (i) the same shall be in writing and signed and delivered by the Company and Seller and (ii) all consent required for such actions under the Transaction Documents shall have been received by the appropriate Persons.

     11. NO NEGOTIATION. This Seller Note is not negotiable.

     12. GOVERNING LAW. THIS PROMISSORY NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     13. CAPTIONS. Paragraph captions used in this Seller Note are for convenience only and shall not affect the meaning or interpretation of any provision of this Seller Note.

                                    PACKAGING RECEIVABLES COMPANY, LLC

                                    By
                                       ----------------------------------------
                                       Name Printed:
                                                     --------------------------
                                       Title:
                                             ----------------------------------

                                    EXHIBIT C
                     OFFICE LOCATION WHERE RECORDS ARE KEPT

1900 West Field Court
Lake Forest, Illinois  60045

[LIST OTHER LOCATIONS]

         1001 113th Street
         Arlington, TX  76011

         1610 Winbourne Ct.
         North Little Rock, AR  72116

         21 Leigh Fisher Blvd.
         El Paso, TX  79906

         2510 West Miller Road
         Garland, TX  75041

         4240 Bandini Blvd.
         Vernon, CA  90023

         9200 Old McGregor Road
         Waco, TX  76712

         2325 C Statham Blvd.
         Oxnard, CA  93033

         441 S. 53rd Avenue
         Phoenix, AZ  85043

         1800 E. Plano Parkway
         Plano, TX  75074

         4654 W. 1525 South
         Salt Lake City, UT  84104

         460 W. 500 South
         Salt Lake City, UT  84101

         9700 Frontage Road
         Southgate, CA  90280

         2246 Udell Street
         Filer City, MI 49634

         1824 Baltimore Street
         Middletown, OH  45055

         555 Metro Place North
         Suite 500
         Dublin, OH  43017

         6247 Pine Street
         Burlington, WI  53105

         5600 West Good Hope Rd.
         Milwaukee, WI  53223

         901 Grimes Blvd.
         Lexington, NC  27292

         114 Dixie Blvd.
         Morganton, NC  28655

         6245 Woodlore Drive
         Acworth, GA  30101

         1302 N. Salisbury Ave.
         Salisbury, NC  28144

         3200 Lakewood Ave. S.W.
         East Point, GA  30344

         305 Van Buren Road
         Bolivar, TN  38008

         2313 N. William St.
         Goldsboro, NC  27530

         212 Roelee St.
         Trinity, NC  27370

         12105 Belton Honea Path Hwy.
         Honea Path, SC  29654

         Highway 178
         Donalds, SC  29654

         112 Edwards Drive
         Jackson, TN  38301

         3936 Fountain Valley Lane
         Knoxville, TN  37918

         3240 Brittain Drive
         Newberry, SC  29108

         3200 Hipack Drive
         Opelika, AL  36801

         4300 Cheyene Drive
         Archdale, NC  27263

         321 Industrial Park Rd.
         Rutherfordton, NC  28139

         Highway 57
         P.O. Box 33
         Counce, TN  38326

         N9090 County Road E
         Tomahawk, WI  54487

         5495 Lake Park
         Clyarrville Road
         Clyarrville, GA  31601

         32745 J Avenue
         Beaman, IA  50609

         1201 Cornerstone Drive
         Windsor, CO  80550

         3200 N. Lake Shore Drive
         #2702
         Chicago, IL  60657

         1110 Military Road
         Buffalo, NY  14217

         705 South Division Street
         Colby, WI  54421

         502 W. Center Street
         Conrad, IA  50621

         5501 Brighton Blvd.
         Commerce City, CO  80022

         7953 N.E. Beech Street
         Fridley, MN  55432

         4300 Highway 55
         Golden Valley, MN  55422

         1402 South 17th Ave.
         Marshalltown, IA  50158

         1821 NE Marshall St.
         Minneapolis, MN  55418

         400 S. 45th Street East
         Muskogee, OK  74403

         10854 Leroy Drive
         Northglenn, CO  80233

         1002 Missouri Ave.
         Omaha, NE  68107

         6363 John J. Pershing Drive
         Omaha, NE  68110

         789 Elmgrove Rd.
         Bldg. #10
         Rochester, NY  14624

         2262 B Bluestone Hills Dr.
         Harrisonburg, VA  22801

         659 Eastport Road
         Jacksonville, FL  32218

         1200 W. Pike St.
         Grafton, WV  26354

         400 Pleasant Valley Road
         Harrisonburg, VA  22801

         2000 Jefferson Davis Hwy.
         Richmond, VA  23224

         1005 Industry Circle S.E.
         Roanoke, VA  24013

         2155 42nd Street NW
         Winter Haven, FL  33881

         109 Arrowhead Drive
         Bldg. 2
         Manheim, PA  17545

         3785 Bryn Mawr Street
         Orlando, FL  32808

         54 Shutterlee Mill Lane
         Staunton, VA  24401

         1805 Colonial Drive
         Thomasville, GA  31792

         217 Peach Street
         Vineland, NJ  08360

         24 Park Side Ave.
         West Springfield, MA  01089

         208 Lenoir Drive
         Winchester, VA  22603

         708 Killian Road
         Akron, OH  44319

         929 Faultless Drive
         Ashland, OH  44805

         520 South First Street
         Gas City, IN  46933

         P.O. Box 127
         Middletown, OH  45042

         P.O. Box 4610
         Newark, OH  43058

         One 28th Street
         Pittsburgh, PA  15222

         408 East St. Clair
         Vincennes, IN  47591

         533 Mt. Tom Road
         Northampton, MA  01060

         5405 Glenway Drive
         Brighton, MI  48116

         925 North Godfrey Street
         Allentown, PA  18103

         8301 Sherwick Court
         Jessup, MD  20794

         33 Glenn Avenue
         Chelmsford, MA  01824

         1106 Industrial Park Drive
         Edmore, MI  48829

         3251 Chicago Drive S.W.
         Grandville, MI  49418

         435 Gitts Run Road
         Hanover, PA  17331

         1530 Fruitville Pike
         Lancaster, PA  17601

         525 Mt. Tom Road
         Northampton, MA  01060

         936 Sheldon Road
         Plymouth, MI  48170

         4471 Steelway Blvd. South
         Liverpool, NY  13088

         2207 Traversfield Drive
         Traverse City, MI  49686

         7451 Cetronia Road
         Allentown, PA  18106

         20400 Old Rome State Rd.
         Watertown, NY  13601

                                SCHEDULE 5.1 (n)
                                   TRADE NAMES

                                      None

                                  SCHEDULE 9.2
                                NOTICE ADDRESSES

Seller:          1900 West Field Court
                 Lake Forest, Illinois  60045
                 Attn: Fran Hori
                 Telephone:  847-482-3719
                 Telecopy:  847-482-4516

Company:         1900 West Field Court
                 Lake Forest, Illinois  60045
                 Attn: Fran Hori
                 Telephone:  847-482-3719
                 Telecopy:  847-482-4516

                                   EXHIBIT A-1
                          [FORM OF LOCK-BOX AGREEMENT]

                          [Letterhead of Account Owner]

                          _____________________, 200__

[LOCK-BOX BANK]

Ladies and Gentlemen:

     Reference is made to our lockbox account no. __________________ maintained with you (the "ACCOUNT") pursuant to a lockbox agreement between the undersigned and you, the terms and conditions of which are incorporated herein by reference (the "LOCKBOX AGREEMENT"). Pursuant to a Receivables Sale Agreement, dated as of November 29, 2000, as amended, supplemented or otherwise modified from time to time (the "SALE AGREEMENT"), between Packaging Corporation of America ("PCA" or "WE") and Packaging Credit Company, LLC ("PCC"), as purchaser thereunder, PCC has purchased and/or may hereafter purchase certain of the accounts chattel paper, instruments or general intangibles (collectively "RECEIVABLES") with respect to which payments are or may hereafter be made to the Account. Further, pursuant to a Purchase and Sale Agreement, dated as of November 29, 2000, as amended, supplemented or otherwise modified from time to time, between PCC, as seller, and Packaging Receivables Company, LLC ("PURCHASER"), as purchaser, PCC has sold and/or may hereafter sell to Purchaser Receivables PCC purchased pursuant to the Sale Agreement with respect to which payments are or may hereafter be made to the Account. Pursuant to a Credit and Security Agreement, dated as of November 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Purchaser, as borrower, PCC, as initial servicer (Purchaser and the undersigned being referred to hereinafter collectively as the "SELLER PARTIES"), Blue Ridge Asset Funding Corporation ("BLUE RIDGE"), as lender and Wachovia Bank, N.A., individually as a lender (collectively with Blue Ridge and any other entity that becomes a lender under the Credit Agreement, the "LENDERS") and as Agent (the "AGENT") for Blue Ridge and itself, Purchaser has assigned and/or may hereafter assign to Agent, for the benefit of lenders, interest in the Receivables as collateral for loans made by the Lenders thereunder.

     For purposes of this letter agreement, Wachovia Bank, N.A. is acting as Agent for Lenders. We hereby transfer exclusive ownership and control of the Account to the Agent, for the benefit of Lenders, subject only to the condition subsequent that the Agent shall have given you notice of its election to assume such ownership and control, which notice shall be substantially in the form attached hereto as Annex A.

     We hereby authorize and direct you to change the ownership of the Account to the Purchaser. We hereby irrevocably instruct you, at all times from and after the date of your receipt of notice from the Agent of its assumption of control of the Account as described above, (i) to make all payments to be made by you out of or in connection with the Account directly to the Agent in accordance with the instructions of the Agent, (ii) to hold all moneys and instruments delivered to the Account or any lockbox administered by you for the order of the Agent (for the benefit of Lenders), (iii) to refrain from initiating any transfer from the Account to any Seller Party and (iv) to change the name of the Account to "Wachovia Bank, N.A., as Agent". The Agent agrees to execute you standard wire transfer documentation in effect from time to time, or other customary documentation related to wire transfers, prior to the initiation of any wire transfers.

     We also hereby notify you that, at all times from and after the date of your receipt of notice from the Agent as described above, the Agent shall be irrevocably entitled to exercise in our place and stead any and all rights in respect of or in connection with the Account, including, without limitation,
(a) the right to specify when payments are to be made out of or in connection with the Account and (b) the right to require preparation of duplicate monthly bank statements on the Account for the Agent's audit purposes and mailing of such statements directly to the Agent at an address specified by the Agent.

     Notices from the Agent and other notices or communications under this letter agreement may be personally served or sent by facsimile or by certified mail, return receipt requested, or by express mail or courier, to the address or facsimile number set forth under the signature of the relevant party to this letter agreement (or to such other address or facsimile number as the relevant party shall have designated by written notice to the party giving the aforesaid notice or other communication). Notwithstanding the foregoing, any notice delivered by you may be delivered by regular mail. If notice is given by facsimile, it will be deemed to have been received when the notice is sent and receipt is confirmed by telephone or other electronic means. All other notices will be deemed to have been received when actually received or, in the case of personal delivery, delivered.

     By executing this letter agreement, you acknowledge the existence of the Agent's right to ownership and control of the Account and its ownership (on behalf of Lenders and Purchaser as the parties having interests in such amounts) of the amounts from time to time on deposit therein, and agree that from the date hereof the Account shall be maintained by you for the benefit of, and amounts from time to time therein held by you for, the Agent (on behalf of Lenders and Purchaser) on the terms provided herein. Except as otherwise provided in this letter agreement, payments to the Account are to be processed in accordance with the standard procedures currently in effect. All service charges and fees with respect to the Account shall continue to be payable by us under the arrangements currently in effect.

     By executing this letter agreement, you irrevocably waive and agree not to assert, claim or endeavor to exercise, irrevocably bar and estop yourself from asserting, claiming or exercising, and acknowledge that you have not heretofore received a notice, writ, order or any form of legal process from any other party asserting, claiming or exercising, any rights of set-off, banker's lien or other purported form of claim with respect to the Account or any funds from time to time therein. Except for your right to payment of your service charges and fees and your right to make deductions for returned items, you shall have no rights in the Account or funds

                                      A-1-2
therein. To the extent you may ever have such rights, you hereby expressly subordinate all such rights to all rights of the Agent.

     You may terminate this letter agreement by canceling the Account maintained with you, which cancellation and termination shall become effective only upon 90 days' prior written notice thereof from you to the Agent. Incoming mail addressed to the Account received after such cancellation shall be forwarded in accordance with the Agent's instructions. This letter agreement may also be terminated upon written notice to you by the Agent stating that the Credit Agreement is no longer in effect. Except as otherwise provided in this paragraph, this letter agreement may not be terminated or amended without the prior written consent of the Agent.

     Notwithstanding any other provision of this letter agreement, it is agreed by the parties hereto that you shall not be liable to Lenders or the Agent for the any action taken by you or any of your directors, officer, agents or employees in accordance with this letter agreement at the request of the Agent, except for your or such person's own gross negligence or willful misconduct.

     This letter agreement may be executed by the signatories hereto in several counterparts, each of which shall be deemed to be an original and all of which shall together constitute but one and the same letter agreement. This letter agreement shall be governed by and interpreted under the laws of the State of [_________].

                                      A-1-3

     Please acknowledge your agreement to the terms set forth in this letter agreement by signing the six copies of this letter agreement enclosed herewith in the space provided below and returning each of such signed copies to the Agent.

                                            Very truly yours,

                                            PACKAGING CORPORATION OF AMERICA

                                            By:
                                               --------------------------------
                                               Title:
                                                     --------------------------

                                            Address for notice:

                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------
                                            Attention:
                                                      -------------------------
                                            Facsimile No.:
                                                          ---------------------

Accepted and confirmed as of
the date first written above:

WACHOVIA BANK, N.A.,
 as Agent

By:
   ---------------------------------
   Title:
         ---------------------------

Address for notice:

------------------------------------

------------------------------------

------------------------------------
Attention:
          --------------------------
Facsimile No.:
              ----------------------

                                      A-1-4

Acknowledged and agreed to as of
the date first written above:

PACKAGING RECEIVABLES COMPANY, LLC

By:
   ---------------------------------
   Title:
         ---------------------------

Address for notice:

------------------------------------

------------------------------------

------------------------------------
Attention:
          --------------------------
Facsimile No.:
              ----------------------

PACKAGING CREDIT COMPANY, LLC

By:
   ---------------------------------
   Title:
         ---------------------------

Address for notice:

------------------------------------

------------------------------------

------------------------------------
Attention:
          --------------------------
Facsimile No.:
              ----------------------

[LOCKBOX BANK]

By:
   ---------------------------------
   Title:
         ---------------------------

Address for notice:

------------------------------------

------------------------------------

------------------------------------
Attention:
          --------------------------
Facsimile No.:
              ----------------------

                                      A-1-5

                                   ANNEX A TO
                                LOCKBOX AGREEMENT

              [Form of Notice of Assumption of Control of Account]

                       [Letterhead of Wachovia Bank, N.A.]

                            ________________, _______

------------------------------------

------------------------------------

------------------------------------

------------------------------------

         Re:                            Seller
                                 Lockbox Account No.
                                 ------------------------------

Ladies and Gentlemen:

     Reference is made to the letter agreement dated _________________, ______ (as amended, supplemented or otherwise modified from time to time, the "LETTER AGREEMENT") among Seller, Packaging Receivables Company, LLC, Packaging Corporation of America, Packaging Credit Company, LLC, Blue Ridge Asset Funding Corporation ("BLUE RIDGE"), Wachovia Bank, N.A., and you, concerning the above described lockbox account (the "ACCOUNT").

     We hereby give you notice of our assumption of ownership and control of the Account as provided in the Letter Agreement.

     We hereby instruct you to make all payments to be made by you out of or in connection with the Account [DIRECTLY TO THE UNDERSIGNED, AT [OUR ADDRESS SET FORTH ABOVE], for the account of the Lenders (account no. ________________ ).

     [OTHER INSTRUCTIONS]

                                            Very truly yours,

                                            WACHOVIA BANK, N.A., as Agent

                                            By
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------